EX-10.1

Eleventh Amendment to Credit Agreement

This Eleventh Amendment to Credit Agreement (“Eleventh Amendment”), dated as of the 20th day of July, 2016, by and between BENJAMIN MARCUS HOMES, L.L.C. (“BMH”), a Pennsylvania limited liability company, INVESTOR’S MARK ACQUISITIONS, LLC (“IMA”), a Delaware limited liability company (each a “Borrower Party” and collectively, the “Borrower Parties”), and Mark L. Hoskins (“Hoskins”), an individual residing in the Commonwealth of Pennsylvania,

AND

SHEPHERD’S FINANCE, LLC, a Delaware limited liability company (“Lender”).

WITNESSETH:

WHEREAS, the parties entered into that certain Credit Agreement dated December 30, 2011 as amended by the First Amendment to Credit Agreement dated December 26, 2012, the Second Amendment to Credit Agreement dated April 17, 2013, the Third Amendment to Credit Agreement dated July 24, 2013, the Fourth Amendment to Credit Agreement dated September 27, 2013, the Fifth Amendment to Credit Agreement dated December 30, 2013, the Sixth Amendment to Credit Agreement dated March 27, 2014, the Seventh Amendment to Credit Agreement dated December 31, 2014, the Eighth Amendment to Credit Agreement dated March 25, 2015, the Ninth Amendment to Credit Agreement dated June 26, 2015, and the Tenth Credit Agreement dated December 28, 2015 (collectively the “Credit Agreement”); and

WHEREAS, the parties wish to further amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

2. Modifications.

A.	The “90.0%” number used twice in section 2.05, in sections (a) and (b) shall be replaced with “80.0%” effective July 1, 2016 and the “10.0%” number used twice in section 2.05, in sections (a) and (b) shall be replaced with “20.0%” also effective July 1, 2016. These numbers relate to the use of proceeds from lot sales.

B.	$250,000 shall be added effective July 1, 2016 to the principal balance of the New IMA Note and to the Interest Escrow.

3. Miscellaneous. This Eleventh Amendment to the Credit Agreement, and all other terms and conditions of the Credit Agreement not specifically amended by this Eleventh Amendment shall continue and remain in full force and effect. No variation, modification, or amendment to this Eleventh Amendment shall be deemed valid or effective unless and until it is signed by the parties hereto. This Eleventh Amendment may be executed in counterparts, each of which once so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Eleventh Amendment to be duly and properly executed as of the date first above written.

The Borrower Parties:

Benjamin Marcus Homes, L.L.C.:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

Investor’s Mark Acquisitions, LLC:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

MARK L. HOSKINS INDIVIDUALLY:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins

Lender:

Shepherd’s Finance, LLC

By:	/s/ Daniel M. Wallach
Name:	Daniel M. Wallach
Title:	Chief Executive Officer

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The Guarantors join in the execution of this Eleventh Amendment to evidence their agreement to the applicable provisions of this Eleventh Amendment.

GUARANTORS:

Benjamin Marcus Homes, L.L.C.:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

Investor’s Mark Acquisitions, LLC:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

MARK L. HOSKINS INDIVIDUALLY:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins

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